                                                                   EXHIBIT 10.20

                         CORSAIR COMMUNICATIONS, INC.
                     1996 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------



                                   ARTICLE I
                               GENERAL PROVISIONS
                               ------------------

     1.   PURPOSE

          This 1996 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of Corsair Communications, Inc., a Delaware corporation (the "Corporation"), by providing individuals who render valuable services to the Corporation (or any Parent or Subsidiary) with the opportunity to acquire ownership interests in the Corporation so as to encourage them to continue to render services to the Corporation (or any Parent or Subsidiary).

     2.   STRUCTURE OF THE PLAN; TERMINOLOGY

          This Plan has two separate components: the Option Grant Program set forth in Article II and the Stock Issuance Program set forth in Article III. For the purposes of this Plan, any capitalized term shall have the meaning assigned under Article IV, Section 8 hereof.

     3.   ADMINISTRATION OF THE PLAN

          A. This Plan shall be administered by either the Board or a committee of two (2) or more Board members appointed by the Board to which the Board has delegated administrative functions under the Plan (the "Plan Administrator"). Members of any committee to which the Board has delegated any administrative functions shall serve for such terms as the Board shall determine and subject to the Board's right of removal. All delegations of authority to any committee shall be and remain revocable by the Board.

          B. The Plan Administrator shall have full power and authority to implement, interpret and administer the Plan, to establish all such rules and regulations as it deems appropriate, and to make such determinations under the Plan and any outstanding option grants or share issuances as it deems necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or share issuance.

     4.   SELECTION OF OPTIONEES AND PARTICIPANTS

          A. The persons eligible to receive share issuances under the Stock Issuance Program and/or option grants pursuant to the Option Grant Program are limited to Employees; non-employee members of the Board of the Corporation (or of any Parent or Subsidiary); and consultants and other independent contractors who provide valuable services to the Corporation (or to any Parent or Subsidiary).

          B. The Plan Administrator shall have the absolute discretion and authority to determine, subject to the provisions of this Plan, the terms of any option grant or share issuance. In addition to any other matters over which the Plan Administrator has discretion hereunder, the Plan Administrator shall determine which, if any, eligible individuals will be granted options in accordance with Article II of the Plan and which will be issued shares in accordance with Article III of the Plan. With respect to option grants made under the Plan, the Plan Administrator will determine the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable, the vesting schedule (if any) applicable to shares issued pursuant to the granted options, and the maximum term for which the option may remain outstanding. With respect to share issuances under the Stock Issuance Program, in addition to other matters over which the Plan Administrator has discretion hereunder, the Plan Administrator will determine the number of shares to be issued to each issuee, the vesting schedule (if any) applicable to the issued shares, and the consideration to be paid by the individual for such shares. Notwithstanding the above, the Plan Administrator may not impose a vesting schedule upon any option grant or any shares of Common Stock subject to the option which is more restrictive than twenty percent (20%) per year vesting.

          C. Common Stock issuable under the Plan, whether under the Option Grant Program or the Stock Issuance Program, may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be imposed by the Plan Administrator and set forth in the documents governing such option or issuance.

     5.   STOCK SUBJECT TO THE PLAN

          A. Authorized but unissued or reacquired Common Stock of the Corporation will be issued under the Plan. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,750,000 shares reduced by the number of shares issued or reserved for issuance under the Company's 1995 Stock Option/ Stock Issuance Plan (the "Prior Plan"), subject to adjustment from time to time in accordance with the provisions of this Section 5 of Article I.

          B. Shares reserved for issuance under granted options but not in fact issued pursuant to options granted under the Plan or under the Prior Plan due to the expiration or termination of the option or the cancellation of any option (including the cancellation of any option in accordance with Section 3 of Article II or its counterpart in the Prior Plan) will remain available for issuance under the Plan. Shares actually issued under the Plan, whether pursuant to the exercise of an option under the Option Grant Program or a stock issuance pursuant to the Stock Issuance Program, which are subsequently repurchased by the Corporation will not become available for future issuance.

          C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the Plan and (ii) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

     6.   AMENDMENT OF THE PLAN AND AWARDS

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any issuee with respect to Common Stock issued under the Plan prior to such action unless such optionee or issuee consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's shareholders, amend the Plan so as to (i) increase the maximum number of shares issuable under the Plan (except for adjustments required under Article I, Section 5.C), (ii) materially increase the benefits accruing to individuals who participate in the Plan, or (iii) materially modify the eligibility requirements for participation in the Plan.

          B. Options to purchase shares of Common Stock may be granted under the Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program, which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually
                                       --------
issued under the Option Grant Program or the Stock Issuance Program are held in escrow until shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan is obtained. If such approval is not obtained within twelve (12) months after the date the initial excess issuances are made, then (I) any unexercised options representing such excess shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund to the optionees and issuees the option or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     7.   EFFECTIVE DATE AND TERM OF PLAN

          A.  The Plan shall become effective when adopted by the Board.
Options to purchase shares of Common Stock may be granted under the Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program from and after the effective date, provided any shares actually issued
                                           --------
under the Plan are held in escrow until shareholder approval of the Plan is obtained. If such approval is not obtained within twelve (12) months after the effective date, then (I) all options shall terminate and cease to be exercisable, (II) the Corporation shall promptly refund to the optionees and issuees the option or purchase price paid for any shares issued under the Plan, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding, and (III) this Plan shall terminate in its entirety.

          B. Unless sooner terminated by reason of Section 7A of this Article I, the Plan shall terminate upon the earlier of (i) May 31, 2006, or (ii) the
                                     -------
date on which all shares available for issuance under the Plan have been issued pursuant to the exercise of options granted under Article II or the issuance of shares under Article III. The termination of the Plan shall have no effect on any outstanding options under or shares issued and outstanding under the Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing such options and issuances.

          C. No additional options shall be granted or shares issued under the Prior Plan (other than issuances pursuant to already outstanding options) after the date on which this Plan has been adopted by the Board, provided that options may be granted or shares issued under the Prior Plan if shareholder approval is not obtained as set forth in paragraph A hereof.

     8.   NO EMPLOYMENT OR SERVICE RIGHTS

          Nothing in the Plan shall confer upon any person any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary) or of the optionee or the issuee, which rights are hereby expressly reserved by each, to terminate Service of the optionee or issuee at any time for any reason whatsoever, with or without cause or to engage in any Corporate Transaction.

                                  ARTICLE II
                             OPTION GRANT PROGRAM
                             --------------------

     1.   TERMS AND CONDITIONS OF OPTIONS

          Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive

Options or Non-Statutory Options except that individuals who are not Employees may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with
               --------
the terms and conditions of Sections 1 and 3 of this Article II and each instrument evidencing an Incentive Option shall, in addition, comply with the provisions of Section 2 of this Article II.

          A.   OPTION PRICE.
               ------------

               (I) The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date of the option grant, and provided that the option price per share for any 10% Shareholder shall not be less than 100% of the fair market value of the stock on the date of grant.

               (II) The option price per share shall be immediately due upon exercise of the option and shall, subject to the provisions of Article IV,
Section 1 and the agreement evidencing such grant, be payable in cash or check drawn to the Corporation's order. Notwithstanding the above, should the Corporation's outstanding Common Stock be registered under Section 12(g) of the 1934 Act, at the time the option is exercised, then the option price may also be paid as follows:

                    - in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value; or

                    - through a special sale and remittance procedure pursuant to which the optionee provides irrevocable written instructions (I) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

Except to the extent such sale and remittance procedure is utilized, payment of the option price must occur at the time the option is exercised.

          B.   TERM AND EXERCISE OF OPTIONS.  Each option granted under the Plan
               ----------------------------
shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement evidencing such option. However, no option granted under the Plan shall have a term in excess of ten (10) years from the grant date.

          C.   NO ASSIGNMENT.  During the lifetime of the Optionee, the option
               -------------
shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          D.   TERMINATION OF SERVICE.  The following provisions shall govern
               ----------------------
the exercise period applicable to any options held by the optionee at the time of cessation of Service or death:

               (I) Should the optionee cease to remain in Service for any reason other than death or Permanent Disability, then the period during which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

               (II) Should such Service terminate by reason of Permanent Disability or should the optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the optionee's cessation of Service or death. During the limited exercise period following the optionee's death, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

               (III) The Plan Administrator shall have full power and authority to extend (either at the time the option is granted or at any time while the option remains outstanding) the period of time for which the option is to remain exercisable following the optionee's cessation of Service, from the limited period otherwise applicable under subsection 1C of this Article II, to such greater period of time as the Plan Administrator may deem appropriate under the circumstances.

               (IV) Notwithstanding the above no option shall be exercisable after the specified expiration date of the option term.

               (V) Each such option shall, during the applicable limited exercise period, be exercisable only with respect to the shares for which the option was exercisable on the date of the optionee's cessation of Service.

          E.   SHAREHOLDER RIGHTS.  An optionee shall not have rights as a
               ------------------
shareholder with respect to any shares subject to an option until such optionee shall have exercised the option and paid the option price.

          F.   UNVESTED SHARES.  The Plan Administrator shall have the
               ---------------
discretion to grant options which are exercisable for unvested shares of Common Stock under the Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     2.   INCENTIVE OPTIONS

          All provisions of the Plan shall be applicable to Incentive Options granted hereunder and, in addition, the terms and conditions specified in this
Section 2 shall be applicable to Incentive Options granted under the Plan. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions set forth
                     ---
herein.

          A.   OPTION PRICE.
               ------------

               (I) The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date.

               (II) If the individual to whom the option is granted is a 10% Shareholder, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the option grant.

          B.   DOLLAR LIMITATION.  The aggregate Fair Market Value (determined
               -----------------
as of the date or dates of grant) of Common Stock which first becomes exercisable during any one calendar year under Incentive Options granted to any Employee under any option plan of the Corporation (or any parent or subsidiary corporation) shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds options which become exercisable in the same calendar year, the foregoing limitation on such options shall be applied on the basis of the order in which such options are granted. Any options in excess of such limitation shall automatically be treated as Non-statutory Options.

          C.   TERM OF OPTION FOR 10% SHAREHOLDERS.  No option granted to a 10%
               -----------------------------------
Shareholder shall have a term in excess of five (5) years from the grant date.

     3.   CANCELLATION AND NEW GRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or a different numbers of shares of Common Stock but having an option price per share established at the time of such cancellation and regrant in accordance with the provisions of this Plan.

     4.   CORPORATE TRANSACTION

          A. In the event of any Corporate Transaction, each outstanding option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with such Corporate Transaction. In addition, all outstanding repurchase rights under the Plan shall terminate automatically in the event of any Corporate Transaction, except to the extent the repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

          B. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such
                         --------
securities shall remain the same.

          C. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE III
                            STOCK ISSUANCE PROGRAM
                            ----------------------

     1.   STOCK ISSUANCES

          Shares of Common Stock shall be issuable under the Stock Issuance Program through direct and immediate issuances without any intervening stock option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") in a form acceptable to the Plan Administrator, which form shall be in compliance with the provisions of the Plan.

     2.   ISSUE PRICE

          The purchase price per share shall be fixed by the Plan Administrator, but in no event shall it be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock at the time of issuance, and provided that the issue price per share for any 10% Shareholder shall not be less than 100% of the fair market value of the stock on the date of grant.

     3.   PAYMENT OF ISSUE PRICE

          Except as provided in Article IV, Section 1, shares shall be issued only in exchange for cash, a check payable to the Corporation, for services previously rendered to the Corporation (or any Parent or Subsidiary) or such other lawful consideration as may be acceptable to the Plan Administrator.

                                  ARTICLE IV
                                 MISCELLANEOUS
                                 -------------

     1.   LOANS

          A. The Plan Administrator may assist any optionee or issuee (other than a non-employee director) in the exercise of one or more options granted to such optionee under the Option Grant Program or the purchase of one or more shares to be issued to such issuee under the Stock Issuance Program, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such optionee or issuee, or (ii) permitting the optionee or issuee to pay the option price or purchase price for the purchased Common Stock in installments over a period of years.

          B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be authorized with or without security or collateral. However, any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events the maximum credit available to each optionee or issuee may not exceed the sum of (i) the aggregate
                                                        ---
option price or purchase price payable for the purchased shares plus (ii) any Federal and State income and employment tax liability incurred by the optionee or issuee in connection with such exercise or purchase.

          C. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Board in its discretion deems appropriate.

     2.   VESTING OF SHARES AND REPURCHASE RIGHTS

          A. The Plan Administrator, in its absolute discretion, may issue fully and immediately vested shares of Common Stock, or the Plan Administrator may impose such vesting requirements as it deems appropriate with the Corporation retaining a right to repurchase any unvested shares. The terms of the vesting schedule and of the Corporation's repurchase rights shall be as determined by the Plan Administrator and set forth in the agreement governing such issuance. Notwithstanding the above, the Plan Administrator may not impose a vesting schedule upon any option grant or any shares of Common Stock subject to the option which is more restrictive than twenty percent (20%) per year vesting.

          B. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the holder of unvested Common Stock may have the right to receive by reason of a stock dividend, stock split, reclassification or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting and repurchase limitations applicable to the unvested Common Stock with respect to which it was paid or arose, and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          C. No person to whom shares of Common Stock have been issued pursuant to the Plan may transfer any such shares which have not vested. Notwithstanding the above, the issuee shall have the right to make a gift of unvested shares acquired under the Plan to his/her spouse, parents or issue or to a trust established for such spouse, parents or issue, provided the transferee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Plan and the Issuance or Stock Purchase Agreement executed by the issuee at the time of his/her acquisition of the gifted shares.

     3.   MARKET STAND-OFF AGREEMENTS

          The Plan Administrator may require each person to whom any shares are issued under this Plan to enter into an agreement which restricts or prohibits the sale of any stock of the Corporation by such person for a reasonable period of time following a public offering of any shares of stock by the Corporation.

     4.   RIGHT OF FIRST REFUSAL

          Until such time as the Corporation's outstanding shares of Common Stock are first registered under Section 12(g) of the 1934 Act, the Plan Administrator may subject any shares issued pursuant to the Plan to a right of first refusal with respect to any proposed disposition of such shares other than a transfer permitted by Section 2.C of this Article IV. Such right of first refusal shall be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions specified in the instrument governing the issuance of such shares.

     5.   SECURITIES LAWS; LEGENDS

          A. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until the Corporation shall have determined that there has been full and adequate compliance with all applicable requirements of the Federal and state securities laws and all other applicable legal and regulatory requirements.

          B. Shares issued under the Plan shall bear such legends as the Plan Administrator deems necessary or appropriate, including such restrictive legends as the Plan Administrator shall require to reflect the terms of any agreement between the issuee and the Corporation.

     6.   SHAREHOLDER RIGHTS

          Subject to the rights of the Corporation set forth herein or in any other agreement entered into between the Corporation and an issuee of shares under the Plan, each person to whom shares of Common Stock have been issued under the Plan shall have all the rights of a shareholder with respect to those shares whether or not his/her interest in such shares is vested. Accordingly, the issuee shall have the right to vote such shares and to receive any cash dividends or other distributions paid or made with respect to such shares.

     7.   ACCELERATION

          The Plan Administrator may, in its discretion, provide for the automatic acceleration upon a Change of Control and\or Corporate Transaction of the time at which any option will become exercisable or for the lapse of any repurchase right tied to vesting by including a provision to such effect in the documents evidencing the rights of the optionee or issuee.

     8.   DEFINITIONS

          The following definitions shall be in effect under this Plan:

          A.   BOARD shall mean the Board of Directors of the Corporation.
               -----

          B.   COMMON STOCK shall mean the common stock of the Corporation.
               ------------

          C.   CORPORATE TRANSACTION shall mean either of the following
               ---------------------
stockholder-approved transactions to which the Corporation is a party:

               (i) any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) in which more than fifty percent (50%) of the Corporation's outstanding voting stock is transferred to a person or persons different from those who held the stock immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          D.   EMPLOYEE shall mean an individual who is in the employ of the
               --------
Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          E.   FAIR MARKET VALUE per share of Common Stock on any relevant date
               -----------------
under the Plan shall be the value determined in accordance with the following provisions:

               (i) If the Common Stock is not at the time listed or admitted to trading on any Stock Exchange but is traded on the NASDAQ National Market System, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers through the NASDAQ National Market System or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed or admitted to trading on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) If the Common Stock is at the time neither listed nor admitted to trading on any Stock Exchange nor traded on the NASDAQ National Market System, then such Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          F.   INCENTIVE OPTION shall mean a stock option which satisfies the
               ----------------
requirements of Internal Revenue Code Section 422.

          G.   NON-STATUTORY OPTION shall mean a stock option not intended to
               --------------------
meet the requirements of Code Section 422.

          H.   PARENT shall mean any corporation (other than the Corporation) in
               ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          I.   PERMANENT DISABILITY shall have the meaning assigned to such term
               --------------------
in Code Section 22(e)(3).

          J.   SERVICE shall mean the provision of services to the Corporation
               -------
or any Parent or Subsidiary by an individual in the capacity of an Employee, a non-employee member of the Board or a consultant or independent contractor.

          K.   SUBSIDIARY shall mean each corporation (other than the
               ----------
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          L.   10% STOCKHOLDER shall mean the owner of stock (as determined
               ---------------
under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation.

     9.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the Plan shall be used for general corporate purposes.

     10.  WITHHOLDING

          The Corporation's obligation to deliver shares upon the exercise of any options granted under Article II or the purchase of any shares issued under
Article III shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

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

     11.  REGULATORY APPROVALS

          The implementation of the Plan, the granting of any options under the Option Grant Program, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

     12.  FINANCIAL REPORTS

          The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

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